                      RCM STRATEGIC GLOBAL GOVERNMENT FUND









                               [ARTWORK OMITTED]









                       1996 ANNUAL REPORT TO SHAREHOLDERS

TABLE OF CONTENTS

FUND HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

LETTER TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . .  2

FUND MANAGERS' DISCUSSION AND ANALYSIS . . . . . . . . . . . . . . . . . .  5

INVESTMENTS IN SECURITIES AND NET ASSETS . . . . . . . . . . . . . . . . . 16

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

NOTES TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . 22

DIVIDEND REINVESTMENT PLAN . . . . . . . . . . . . . . . . . . . . . . . . 26

INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . . . . . . . . . . . . . 27

SHAREHOLDER MEETING RESULTS. . . . . . . . . . . . . . . . . . . . . . . . 28

                                       RCS

                                CORPORATE PROFILE


The RCM Strategic Global Government Fund trades under the symbol "RCS" on the New York Stock Exchange. RCS is managed by RCM Capital Management, L.L.C., one of the largest independent institutional investment management firms in the United States. The firm manages $26 billion in both equity and fixed income assets for more than 250 blue-chip institutional clients around the world.

FUND HIGHLIGHTS
ANNUAL FINANCIAL INFORMATION

FISCAL YEAR*                                              1996           1995
--------------------------------------------------------------------------------

Total investment income                                $  33,013      $  33,300
Total investment income per share                           1.08           1.09

Net investment income                                     28,665         29,171
Net investment income per share                             0.94           0.96

Net realized and unrealized gain                           6,163         22,048
Net realized and unrealized gain per share                  0.21           0.72

Net asset value at end of year                             11.87          11.64
Market price at end of year                                10.63          10.25

Total return on market price                               13.57%         16.21%
Total return on net asset value                            11.72%         17.07%

Dividend from net investment income                      $  0.92        $  0.89
Effective dividend yield **                                 8.65%          8.68%
--------------------------------------------------------------------------------

*    IN THOUSANDS EXCEPT PER SHARE DATA.
**   DIVIDEND DIVIDED BY MARKET PRICE.

                             LETTER TO SHAREHOLDERS


1996 WAS ANOTHER SUCCESSFUL YEAR FOR THE RCM STRATEGIC GLOBAL GOVERNMENT FUND. IN A YEAR CHARACTERIZED BY STRONG EQUITY MARKETS, A MODEST INCREASE IN INTEREST RATES AND A TOUGH ENVIRONMENT FOR U.S. BONDS, WE'RE PLEASED TO REPORT THAT THE FUND ACHIEVED A TOTAL RETURN OF 13.6% ON MARKET PRICE. MONTHLY DIVIDENDS WERE $0.074 PER SHARE -- WITH A SPECIAL YEAR-END DIVIDEND OF $0.03 PER SHARE -- AND BOTH THE NET ASSET VALUE AND MARKET PRICE OF THE FUND REMAINED STABLE. CREDIT QUALITY OF OUR PORTFOLIO REMAINED STRONG, WITH 79.8% OF OUR TOTAL INVESTMENTS RATED AAA, AND THE PORTFOLIO'S "DURATION" -- AN IMPORTANT BAROMETER OF INTEREST RATE SENSITIVITY -- AVERAGED AN INTERMEDIATE-TERM 4.8 YEARS IN 1996.

DISCIPLINED INVESTMENT STRATEGY

The fund's solid performance in 1996, our third year of operations, reflects the disciplined approach to global investing of the fund's investment manager, RCM Capital Management, L.L.C. ("RCM"). The investment policy of RCM is to manage high-quality debt instruments to achieve superior and consistent income, with less price volatility than that of intermediate-term U.S. government notes. Our portfolio is a mix of fixed income securities from developed countries in Europe, emerging markets in Latin America, and the United States. RCM actively manages risk, augmenting our positions with interest rate swaps and other portfolio management tools that enable us to achieve higher income while minimizing foreign currency risk.


STRONG CONTRIBUTION FROM INTERNATIONAL MARKETS

RCM made several portfolio changes this past year to take advantage of global economic, political, trade and market trends. As planned, we increased our position in the emerging markets of Latin America, investing in the more liquid and higher-yielding government-guaranteed bonds of Mexico, Brazil and Argentina. As a result of our increase in regional investments -- and the strong performance of these instruments -- Latin America contributed 19.2% of the fund's total income in 1996, up from 13.5% in 1995.

                             LETTER TO SHAREHOLDERS


The developed foreign sector, specifically Europe, also provided significant incremental yield and returns in 1996. One of the fund's key investments in this sector last year was a $75 million, five-year German interest rate swap. This transaction, which is discussed on page 11 of this report, enabled RCS to take a position in this market without currency risk by converting cash flows from deutsche marks into U.S. dollars. Income from the developed foreign market portion of our portfolio comprised 8.7% of our total income in 1996, compared with 2.4% in 1995. However, the shift to developed foreign markets was even more significant to the fund's sensitivity to interest rates. Europe and Canada made up 55.1% of the fund's total sensitivity to interest rates at fiscal year-end compared to 46.6% at prior fiscal year-end.

In our third market sector, U.S. mortgage-related securities, RCM shifted to lower coupon issues this past year to reduce our portfolio's sensitivity to changing prepayment -- or refinancing -- risk. For example, we purchased $130 million in 7.5% coupon mortgage pass-through certificates issued by the Federal Home Loan Mortgage Corporation, replacing similar bonds with an 8.5% coupon. In total, the mortgage sector contributed the majority of our fund's income -- 70.6% in 1996 -- as mortgage-related securities provided highly stable income streams in the current market environment.


RCM: A MORE GLOBAL COMPANY

1996 was also a significant year for our investment manager, RCM. During the year, Dresdner Bank AG, one of Europe's preeminent financial institutions with assets of $179 billion and more than 1,500 offices in 40 countries worldwide, completed its acquisition of RCM. In November, Dresdner Bank announced the formation of a new global asset management company, which will consolidate RCM and the asset management businesses of Dresdner Kleinwort Benson, Thornton & Co., and other asset management subsidiaries of Dresdner Bank. Under the leadership of RCM, the combined business will manage more than $50 billion in assets and will be headquartered in San Francisco. RCM believes this combination will enhance its international research and economic, currency and asset allocation expertise.

                             LETTER TO SHAREHOLDERS


OUTLOOK FOR 1997

As we begin 1997, RCM expects that interest rates on 10-year Treasury notes will fluctuate between 6% and 7.25%. This scenario is based on the belief that growth in U.S. consumer spending, production and exports will continue to expand moderately and that monetary policy will restrain prospective inflationary developments.

RCM also anticipates that global economic volatility will remain low and that such an environment will be generally supportive for financial asset prices. RCM expects that continued investment opportunities will be available in European bond markets in 1997. Europe's economic growth and inflation remain constrained by attempts to meet criteria established for European monetary union. In addition, RCM is optimistic about the emerging markets of Latin America, where economic growth and capital inflows should accelerate this year while inflation subsides further.

We anticipate another solid year for the RCM Strategic Global Government Fund in 1997. All of us at RCS are committed to achieving the fund's investment objectives and to maintaining clear and regular communications with you, our shareholders, on our performance, investment techniques and strategies. We thank you for your support and participation in our fund and look forward to reporting to you on our results in the months and years ahead.

Sincerely,


Gary W. Schreyer
Chairman
February 21, 1997

          AS A BOND FUND, RCS INVESTS IN DEVELOPED COUNTRIES, EMERGING MARKETS AND THE UNITED STATES TO ACHIEVE SUPERIOR, STABLE INCOME WITH LESS PRICE VOLATILITY THAN INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. TO ACHIEVE THIS OBJECTIVE, RCM ASSESSES A RANGE OF POTENTIAL RISKS -- DURATION, COUNTRY SELECTION, CURRENCY, MORTGAGE PREPAYMENT AND CREDIT -- BEFORE SELECTING AN INVESTMENT. ASSET ALLOCATION IN OUR PORTFOLIO ALSO REFLECTS THE ECONOMIC AND INTEREST RATE CYCLES ABROAD AND IN THE UNITED STATES. ON THE PAGES THAT FOLLOW, WE DESCRIBE THE ASSET ALLOCATION PROCESS TO OUR THREE CORE MARKET SECTORS.

                                [ARTWORK OMITTED]


GROSS DOMESTIC PRODUCT

           94        95        96
         ------------------------
          3.5       1.3       3.4


CONSUMER PRICE INFLATION

           94        95        96
         ------------------------
          2.7       2.5       3.3


INTEREST RATES (10 YR)

           94        95        96
         ------------------------
          7.8       5.6       6.4

                     FUND MANAGERS' DISCUSSION AND ANALYSIS


CASE STUDY


                                  NORTH AMERICA

                                  UNITED STATES


RCM has been a specialist in U.S. mortgage-related securities for more than two decades. Today, this sector is a major focus of the RCM Strategic Global Government Fund and a fundamental source of its income. In 1996, mortgage-related securities contributed 70.6% of the fund's income.

U.S. mortgage-related securities are an ideal fit for our investment strategy. Yields in the mortgage sector have exceeded those of U.S. Treasury securities by more than 1% in recent years, and these instruments provide the fund incremental income without the credit risk associated with higher-yielding "junk" bonds in the corporate sector.

In selecting a mortgage-related security, RCM's portfolio managers analyze a bond's potential return under three scenarios - most likely, pessimistic and optimistic. Only when RCM determines that the bond can perform well in all three cases, such as the $130 million 7.5% Freddie-Mac pass-throughs that RCM purchased during 1995 and 1996, will RCM invest. Then RCM continuously monitors and reviews our mortgage security holdings, restructuring the portfolio, as necessary, to manage the prepayment - or refinancing - risk that is associated with these securities. For example, since homeowners react to changing interest rates by refinancing their homes, the declining interest rates in 1995 and the volatile environment in 1996 prompted RCM to sell Federal National Mortgage Association 8.5% pass-throughs and replace them with the more stable 7.5% coupon pass-throughs. RCM's overall strategy for mortgages is to not bet on the direction of interest rates, but to manage the refinancing risk and achieve stable income.

In 1997, RCM expects our asset allocation to continue to favor the U.S. mortgage sector, reflecting the beneficial characteristics of mortgage bonds against the solid growth RCM expects for the U.S. economy.

                     FUND MANAGERS' DISCUSSION AND ANALYSIS


CASE STUDY


                                  LATIN AMERICA

                                     MEXICO


Emerging market debt from Latin America was a very profitable area in 1996 for our fund and for bond investors, with indexes producing returns of 25% to 30%. Mexico, Argentina and Brazil have accelerated their efforts to control inflation, cut spending, and better manage their debt loads.

While political uncertainty continues, emerging market debt from Latin America is generating high yields for the level of risk. In 1996, RCM increased the fund's Latin American holdings significantly. During the year, investments in government-guaranteed bonds from Latin America contributed 19.2% of our total income, compared with 13.5% in 1995.

Approximately one-third of our holdings in this region are in Mexico, which is the most liquid of these emerging markets. With the recession of 1995 and the peso crisis of 1994 now well in the past, inflation of 52% and peso interest rates of 48% in 1995 are expected by market analysts to be only 18% and 24%, respectively, in 1997. RCM expects Mexico to benefit from higher oil prices, the expansion of global trade and continued capital flows into the region. In 1996, RCM purchased $4.3 million of United Mexican States Global thirty-year bonds with an 11.5% coupon denominated in U.S. dollars, to increase our longer-maturity positions and take advantage of the strong performance RCM expects will continue in Mexico. All the Latin American positions during 1996 were denominated in U.S. dollars.

                                [ARTWORK OMITTED]


GROSS DOMESTIC PRODUCT

           94        95        96
         ------------------------
          5.2      (5.8)      6.3


CONSUMER PRICE INFLATION

           94        95        96
         ------------------------
          7.1      52.0      27.7


INTEREST RATES (3 MO.)

           94        95        96
         ------------------------
          20.4     48.0      26.5

                                [ARTWORK OMITTED]


GROSS DOMESTIC PRODUCT

           94        95        96
         ------------------------
          3.7       1.1       1.6


CONSUMER PRICE INFLATION

           94        95        96
         ------------------------
          2.6       1.7       1.4


INTEREST RATES (10 YR)

           94        95        96
         ------------------------
          7.6       6.0       5.8

                     FUND MANAGERS' DISCUSSION AND ANALYSIS


CASE STUDY


                                     EUROPE

                                     GERMANY


The developed markets in Europe - including Germany, The Netherlands, Belgium, Switzerland and Finland --are increasingly important sectors for our fund. To become more competitive in the global economy, Europe is moving toward a single currency. Government policies are focused on reducing debt, inflation and deficits without increasing the already high unemployment that exists in many countries.

These policies are likely to contribute to growth in Europe that is slower than in the United States and to stable interest rates -- an environment that is more favorable for bonds than in the United States.

Much of RCM's focus within the developed foreign sector is on Germany, whose currency and economy are dominant in Europe. However, as the deutsche mark and all European currencies weaken in anticipation of monetary union, RCM does not want the currency risk of investing directly in German bonds. Instead, RCM is using U.S. dollar-denominated interest rate swaps as substitutes for German bond holdings, which minimizes currency risk. The value of our $75 million five-year swap with a 5.42% coupon, for example, rises or falls with the movement of German interest rates, paralleling the performance of a German bond with a similar maturity, but without the risk of the softening deutsche mark.

In 1997, RCM anticipates maintaining significant positions in the developed markets of Europe, particularly Germany. RCM also expects to use interest rate swaps to hedge risks from European currencies while positioning our shareholders to benefit from the potentially higher returns available in European bonds.

                     FUND MANAGERS' DISCUSSION AND ANALYSIS


PERFORMANCE

RCS had an outstanding year with a total return of 13.6% on market price and 11.7% on net asset value. RCS paid monthly dividends of $0.074 per share plus a special dividend of $0.03 per share from income in December. Net asset value per share increased from $11.64 to $11.87 for the year after distributions of $0.92 in income dividends. For comparison purposes, reference returns are provided below for the major market sectors in which RCS is permitted to invest. On a comparative basis, RCS had significantly better returns than the Salomon Brothers Mortgage Security Index and the Salomon Brothers World Government Bond Index. Emerging markets continued to benefit from international investor interest. On average in 1996, the portfolio's risk exposure, as measured by the fund's duration, was roughly one-half world bond, one-third United States and the remainder in emerging markets.

                                                                     FISCAL YEAR
REFERENCE RETURNS*                                                          1996
--------------------------------------------------------------------------------
RCS return on market price                                                 13.6%
RCS return on net asset value                                              11.7%
Salomon Brothers Mortgage Security Index                                    5.5%
Salomon Brothers World Government Bond Index                                7.3%
J.P. Morgan Emerging Market Bond Index                                     27.8%
--------------------------------------------------------------------------------

* REFERENCE RETURNS ARE USED FOR COMPARISON TO TOTAL RETURN ON NET ASSET VALUE AND REPRESENT THE MAJOR MARKET SECTORS IN WHICH THE PORTFOLIO IS PERMITTED TO INVEST. THE SALOMON BROTHERS MORTGAGE SECURITY INDEX INCLUDES VARIOUS TYPES OF MORTGAGE SECURITIES, INCLUDING 30-YEAR FNMA/GNMA ISSUES, 20-YEAR FHLMC ISSUES, 15-YEAR FHLMC/FNMA/GNMA ISSUES AND FHA PROJECT NOTES. THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS A MARKET CAPITALIZATION-WEIGHTED LOCAL CURRENCY BOND INDEX THAT INCLUDES LOCAL GOVERNMENT BOND MARKET RETURNS OF FOURTEEN COUNTRIES THAT ARE FREELY OPEN TO FOREIGN INVESTORS. THE J.P. MORGAN EMERGING MARKET BOND INDEX INCLUDES APPROXIMATELY $50 BILLION IN FACE VALUE OUTSTANDING, DOLLAR-DENOMINATED, RESTRUCTURED SOVEREIGN BONDS.

LEVERAGE

RCS uses financial leverage as part of its income and duration management strategies. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: (1) it increases income to the extent of the interest rate spread, (2) it increases overall duration risk and (3) it adds sensitivity to rising short-term rates. As leverage, these transactions are limited by regulations and, within those limits, the fund segregated $188 million in high credit quality, liquid investments -- an amount equivalent to these obligations.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed approximately $1.9 million in income in 1996 on average volume of $86.2 million. The income contribution appears on the Statement of Operations as Fee Income. At fiscal year-end, there were $69 million in mortgage dollar rolls compared to $112 million at prior fiscal year-end.

RCS uses interest rate swaps for income and duration management. For income, RCS averaged $208.3 million in notional interest rate swaps on developed foreign markets. The fund's swaps allow it to benefit from stable or declining foreign interest rates without taking currency exchange rate risk. The income contribution

                     FUND MANAGERS' DISCUSSION AND ANALYSIS


from swaps was $2.9 million and is included in Interest Income. At fiscal year-end, there were $250 million notional interest rate swaps based on European and Canadian interest rates compared to $200 million at prior fiscal year-end. These are listed in detail on page 23. The 7-year $50 million Canadian position was added in 1996. For income and duration management, RCS also had $70 million in U.S. interest rate swaps that served to lock the cost of financing on the financed mortgage positions as well as decrease overall portfolio duration by approximately 0.2 years. There were no comparable U.S. interest rate swaps at prior fiscal year-end.

To manage overall duration, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $83.8 million in bonds sold forward during the year. At fiscal year-end, there were $116.5 million in similar positions, as detailed on page 17.

COMPOSITION

During the year, the fund's assets were predominantly U.S. mortgage pass-throughs, as listed on the Schedule of Investments in Securities and Net Assets. Mortgage-backed securities permitted the fund to provide stable dividends and maintain overall duration. Holdings included liquid U.S. Government or agency issues consisting of FNMA, GNMA and FHLMC. Other U.S. positions include FHA project loans and collateralized mortgage obligations having stable cash flows with limited risk of early prepayment of principal.

DURATION

RCS describes overall portfolio exposures on the basis of duration. Duration is a measure of sensitivity to interest rate changes: a duration of 1 year would expect to have a price decline of 1% for a 1% rise in interest rates. The fund averaged 4.8 years duration during the year. Duration at fiscal year-end was 4.9 years, which is roughly comparable to a bond with a 6-year maturity. This is up slightly from the 4.6 years at prior fiscal year-end. All non-cash transactions (e.g., interest rate swaps and U.S. Treasuries sold on a forward commitment basis) are reflected in the fund's duration.

DISCOUNT

During the 1996 fiscal year, the stock of RCS traded at a price 13.7% below its net asset value on average, compared to 11.4% in fiscal 1995. There are a number of explanations for the discounts on RCS and other closed-end bond funds which were discussed in the Special Focus section of the October 1996 Quarterly Report (copies are available at 415-954-5400). None of the techniques employed by other funds to "solve" the discount have had lasting results and, therefore, did not achieve shareholder acceptance. RCS's achievements have been strongly based on using the income and duration management tools available to it under the closed-end format. RCS has actively used the closed-end toolbox to solve some of the industry's tougher challenges: (1) stable dividend; (2) intermediate-term duration including the effects of leverage; (3) moderate net asset value volatility; and (4) eliminating currency risk.

                          RCS INVESTMENT INCOME SUMMARY


FISCAL YEAR                                   1996           1996           1995
INVESTMENT INCOME                       PERCENTAGE         ($MIL)         ($MIL)
--------------------------------------------------------------------------------
UNITED STATES

     Mortgage Pass-Throughs                  44.5%           14.7           16.2
     Mortgage Projects/CMO's                 20.3%            6.7            7.3
     Mortgage Dollar Rolls                    5.8%            1.9            4.4
     Cash & Other                             1.5%            0.5            0.1
--------------------------------------------------------------------------------
     Total United States                     72.1%           23.8           28.0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEVELOPED FOREIGN

     Germany                                  2.7%            0.9            0.4
     The Netherlands                          2.1%            0.7            0.1
     Switzerland                              1.2%            0.4              -
     Finland                                  1.2%            0.4              -
     Belgium                                  1.2%            0.4              -
     Canada                                   0.3%            0.1              -
     Spain                                       -              -            0.2
     Italy                                       -              -            0.1
--------------------------------------------------------------------------------
     Total Developed Foreign                  8.7%            2.9            0.8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EMERGING MARKETS

     Brazil                                   7.0%            2.3            1.4
     Argentina                                6.4%            2.1            1.4
     Mexico                                   5.5%            1.8            1.7
     Other                                    0.3%            0.1              -
--------------------------------------------------------------------------------
     Total Emerging Markets                  19.2%            6.3            4.5
--------------------------------------------------------------------------------
     RCS Totals                             100.0%           33.0           33.3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              RCS PORTFOLIO SUMMARY


                                AVERAGE*           DURATION*       PERCENTAGE OF
JANUARY 31, 1997                DURATION        CONTRIBUTION      TOTAL DURATION
--------------------------------------------------------------------------------

UNITED STATES

     United States                   1.2                 0.5               10.2%

DEVELOPED FOREIGN

     Germany                         3.4                 0.7               14.3%
     Canada                          4.7                 0.6               12.2%
     The Netherlands                 3.4                 0.5               10.2%
     Switzerland                     5.2                 0.4                8.2%
     Belgium                         4.8                 0.3                6.1%
     Finland                         3.4                 0.2                4.1%
--------------------------------------------------------------------------------
     Total Developed Foreign           -                 2.7               55.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EMERGING MARKETS

     Brazil                          8.4                 0.5               10.2%
     Argentina                       7.4                 0.5               10.2%
     Mexico                          7.3                 0.5               10.2%
     Panama                          9.5                 0.2                4.1%
--------------------------------------------------------------------------------
     Total Emerging Markets            -                 1.7               34.7%
--------------------------------------------------------------------------------
     RCS Totals                        -                 4.9              100.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* In years

                    INVESTMENTS IN SECURITIES AND NET ASSETS


COUNTRY  PRINCIPAL                                              JANUARY 31, 1997
CURRENCY   (000'S)  DESCRIPTION                                      VALUE (US$)
--------------------------------------------------------------------------------
Investments In Debt Securities - 115.0%*

ARGENTINA -- 6.0%
USD                 Republic of Argentina
            15,000  5.25% Step-Up Coupon, 03/31/23                  $  9,806,250
             4,000  8.38%, 12/20/03                                    3,814,000
             4,000  9.25%, 02/23/01                                    4,080,000
             4,000  10.95%, 11/01/99                                   4,258,000
                                                                    ------------
                    Total Argentina                                   21,958,250
                                                                    ------------

BRAZIL -- 6.2%
USD         15,970  Federal Republic of Brazil C Bond, 4.50% with
                      3.50% Interest Capitalization, 04/15/14         12,416,598
            10,000  Federal Republic of Brazil, 8.88%, 11/05/01       10,105,000
                                                                    ------------
                    Total Brazil                                      22,521,598
                                                                    ------------

MEXICO -- 6.2%
USD                 United Mexican States
             5,000  6.25%, 12/31/19                                    3,762,500
             6,000  9.75%, 02/06/01                                    6,324,000
             7,000  11.38%, 09/15/16                                   7,616,000
             4,326  11.50%, 05/15/26                                   4,700,199
                                                                    ------------
                    Total Mexico                                      22,402,699
                                                                    ------------

PANAMA -- 2.0%
USD          8,112  Panama PDI, 4.00% with 2.5625%
                      Interest Capitalization, 07/17/16                7,108,155
                                                                    ------------

UNITED STATES -- 94.6%
USD                 Mortgage-Backed Securities -- 75.6%
           131,612  FHLMC  7.50%, 2025 - 2026                        131,934,734
            20,497  FNMA   7.50%, 2026 - 2027                         20,519,934
             9,649  GNMA   7.50%, 2006 - 2026                          9,696,392
            19,497  FHLMC  8.00%, 2023 - 2025                         19,923,676
             5,094  GNMA   8.00%, 2016 - 2022                          5,273,912
               739  GNMA   8.50%, 2016 - 2023                            770,512

            58,000  FNMA   7.50%, 2027 TBA                            58,069,600
            11,000  GNMA   7.50%, 2027 TBA                            11,035,640

            10,398  FHA Project Pool 56,7.43%, 11/01/22               10,558,083
             5,979  FHA Project Pool 144 S, 7.43%, 06/01/24            5,851,400
                                                                    ------------
                    Total Mortgage-Backed Securities                 273,633,883
                                                                    ------------

* Percentage of Net Assets


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    INVESTMENTS IN SECURITIES AND NET ASSETS


COUNTRY  PRINCIPAL                                              JANUARY 31, 1997
CURRENCY   (000'S)  DESCRIPTION                                      VALUE (US$)
--------------------------------------------------------------------------------

USD                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.0%
                    DLJ Mortgage Acceptance Corp.
             1,000  Series 1994-MF11, Class A2 8.10%, 06/18/04      $  1,030,508
             4,850  Series 1994-MF11, Class A3 8.10%, 06/18/04         4,944,727

                    Federal Home Loan Mortgage Corp.
            17,932  Series 1667, Class PE 6.00%, 03/15/08             17,338,703
            22,786  Series 1665, Class N  6.50%, 01/15/24             21,156,568

                    G E Capital Mortgage Services, Inc.
             4,516  Series 1994-12, Class B1  6.00%, 04/25/09          4,141,824
            22,000  Series 1994-10, Class A15 6.50%, 03/25/24         20,058,672
                                                                    ------------
                    Total Collateralized Mortgage Obligations         68,671,002
                                                                    ------------

TOTAL INVESTMENTS -- (COST $405,130,957)                             416,295,587
                                                                    ------------

Payable for Investments Purchased -- (19.0%)                        (68,707,500)

Payable for Investments Sold on a Forward
  Commitment Basis, net -- (32.8%)+                                (118,827,220)


Other Assets Less Liabilities -- 36.8%                               133,341,011
                                                                    ------------

NET ASSETS -- 100.0%                                                $362,101,878
                                                                    ------------
                                                                    ------------


TERMS
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FNMA   --  Federal National Mortgage Association
GNMA   --  Government National Mortgage Association
TBA    --  To Be Announced, Standard Settlement
USD    --  United States Dollar


+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities -- (Note 1):


         PRINCIPAL
CURRENCY   (000'S)  DESCRIPTION                                      VALUE (US$)
--------------------------------------------------------------------------------

USD       $ 37,100  U.S. Treasury Bonds 6.88%, 08/15/25             $ 37,121,518
USD         79,350  U.S. Treasury Bonds 7.13%, 02/15/23               81,491,657
          --------                                                  ------------
          $116,450  (Cost $121,115,582)                             $118,613,175
          --------                                                  ------------
          --------                                                  ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STATEMENT OF ASSETS AND LIABILITIES


                                                               JANUARY 31, 1997
                                                               ----------------
ASSETS:
   Investments in securities, at value - (Note 1)
     (cost $ 405,130,957)                                          $416,295,587
   Cash equivalents - (Note 1)                                        4,543,369
   Receivable for investments sold                                  121,115,601
   Receivable on interest rate swap contracts, net - (Note 1)         4,489,175
   Interest receivable                                                3,924,158
                                                                   ------------
     Total Assets                                                   550,367,890
                                                                   ------------
                                                                   ------------

LIABILITIES:
   Payable for investments purchased                                 68,707,500
   Investments sold on a forward commitment basis, net - (Note 1)   118,827,220
   Deferred fee income                                                   52,695
   Payable for:
     Investment management fees - (Note 2)                              287,262
     Professional fees                                                  146,861
     Printing and postage expenses                                      134,718
     Other expenses                                                      56,304
     Custodial fees                                                      31,667
     Administration fees - (Note 2)                                      21,785
                                                                   ------------
     Total Liabilities                                              188,266,012
                                                                   ------------
NET ASSETS                                                         $362,101,878
                                                                   ------------

NET ASSETS CONSIST OF:
   Paid-in capital - (Note 3)                                      $380,711,199
   Distributions in excess of net investment income                  (1,142,083)
   Accumulated net realized loss on investments, foreign currency
     transactions, interest rate swaps and forward commitments      (35,584,813)
   Net unrealized appreciation on investments, interest rate
     swaps and forward commitments                                   18,117,575
                                                                   ------------
NET ASSETS                                                         $362,101,878
                                                                   ------------
                                                                   ------------

NET ASSET VALUE PER SHARE
   (30,515,800 shares outstanding)                                 $      11.87
                                                                   ------------
                                                                   ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS


                                                                     YEAR ENDED
                                                               JANUARY 31, 1997
                                                               ----------------
INVESTMENT INCOME:
INCOME:
   Interest                                                        $ 31,150,943
   Fee income - (Note 1)                                              1,862,146
                                                                   ------------
Total investment income                                              33,013,089
                                                                   ------------

EXPENSES:
   Investment management fees - (Note 2)                              3,315,075
   Administration fees - (Note 2)                                       300,939
   Printing and postage expenses                                        236,875
   Custodial fees                                                       191,018
   Professional fees                                                    153,000
   Insurance expense                                                     41,500
   Directors' fees and expenses                                          40,000
   Registration and filing fees                                          33,370
   Transfer agent fees                                                   19,000
   Other expenses                                                        17,000
                                                                   ------------
Total expenses                                                        4,347,777
                                                                   ------------
Net investment income                                                28,665,312
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments, interest rate swaps
     and forward commitments                                          7,367,886
   Net change in unrealized depreciation on investments,
     interest rate swaps and forward commitments                     (1,204,734)
                                                                   ------------
   Net realized and unrealized gain                                   6,163,152
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 34,828,464
                                                                   ------------
                                                                   ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED          YEAR ENDED
                                                                JANUARY 31, 1997    JANUARY 31, 1996
                                                                ----------------    ----------------
OPERATIONS:
  Net investment income                                              $28,665,312         $29,170,844
  Net realized gain (loss) on:
    Investments, interest rate swaps, and forward commitments          7,367,886         (16,950,280)
    Foreign currency transactions                                              -           2,330,131
  Net change in unrealized appreciation (depreciation)
    on investments, foreign currency transactions,
    interest rate swaps and forward commitments                       (1,204,734)         36,667,874
                                                                    ------------        ------------
  Net increase in net assets resulting from operations                34,828,464          51,218,569
                                                                    ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income - (Note 1)                    (28,013,272)        (27,098,030)
                                                                    ------------        ------------
Net increase in net assets                                             6,815,192          24,120,539

NET ASSETS:
  Beginning of year                                                  355,286,686         331,166,147
                                                                    ------------        ------------
  End of year *                                                     $362,101,878        $355,286,686
                                                                    ------------        ------------
                                                                    ------------        ------------


* Include distributions in excess of net investment income          $ (1,142,083)       $ (1,795,396)
                                                                    ------------        ------------
                                                                    ------------        ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              STATEMENT OF CASH FLOWS


                                                                     YEAR ENDED
                                                               JANUARY 31, 1997
                                                               ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Income received                                                $  26,240,443
   Operating expenses paid                                           (4,230,614)
   Sale of short-term portfolio investments, net                         96,417
   Purchase of long-term portfolio investments                     (825,426,845)
   Proceeds from disposition of long-term portfolio investments     831,525,287
                                                                  -------------
   Net cash provided by operating activities                         28,204,688
                                                                  -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net payment for reverse repurchase agreement                         (24,727)
   Net proceeds from dollar roll transactions                         1,820,263
   Dividends paid from net investment income                        (28,013,272)
                                                                  -------------
   Net cash used in financing activities                            (26,217,736)
                                                                  -------------
   Net increase in cash                                               1,986,952
   Cash and equivalents at beginning of year                          2,556,417
                                                                  -------------
   Cash and equivalents at end of year                            $   4,543,369
                                                                  -------------

RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH PROVIDED
   BY OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations           $  34,828,464
   Decrease in investments and foreign currency                      45,681,640
   Net realized gain on investments and forward commitments          (7,367,886)
   Net unrealized depreciation on investments                         8,072,045
   Change in:
     Receivable for investments sold                                (54,090,992)
     Net unrealized appreciation on interest rate swaps              (3,513,270)
     Interest receivable                                               (427,944)
     Payable for investments purchased                              (64,586,091)
     Payable for investments sold on a forward commitment basis      69,494,852
     Accrued expenses                                                   113,870
                                                                  -------------
   Net cash provided by operating activities                      $  28,204,688
                                                                  -------------
                                                                  -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward exchange rate. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of January 31, 1997, there were no open Forwards.

                          NOTES TO FINANCIAL STATEMENTS


FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 1997, there were $118,613,175 of forward sale commitments outstanding and a payable for forward commitments closed but unsettled of $214,045.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $1,862,146. At January 31, 1997, there were $68,707,500 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for hedging, risk management and other investment purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest -- e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

As of January 31, 1997, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars:


                COUNTER-
                   PARTY
 NOTIONAL         CREDIT                                            SWAP                                                UNREALIZED
   AMOUNT         RATING                     TERMINATION        MATURITY             RATE                RATE         APPRECIATION
   (000s)    (UNAUDITED)   COUNTRY                  DATE            DATE         RECEIVED                PAID       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
$  75,000             AA   Germany                1/4/99          1/3/02            5.42%              3.45%+         $  1,628,175
   25,000            AAA   The Netherlands        1/4/99          1/3/02            5.38%              3.37%+              596,800
   25,000              A   The Netherlands        1/4/99          1/3/02            5.38%              3.37%+              551,900
   25,000              A   Belgium                1/4/99          1/3/04            6.05%              3.50%+              820,000
   25,000            AAA   Switzerland            1/4/99          1/3/04            4.08%              1.95%+              814,650
   25,000              A   Finland                1/4/99          1/3/02            5.82%              3.75%+              595,500
   50,000            AAA   Canada                 1/4/99          1/3/04            6.05%              3.60%+             (727,850)
   70,000             AA   United States          3/1/98          3/1/98            5.50%*             5.49%               210,000
----------------------------------------------------------------------------------------------------------------------------------
$ 320,000                                                                                                             $  4,489,175
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

* Floating rate based on 1-month LIBOR (London Interbank Offered Rate). + Floating rate based on country's 6-month LIBOR.

                          NOTES TO FINANCIAL STATEMENTS


REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At January 31, 1997, the Fund had no open reverse repurchase agreements outstanding.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $188,048,525 in high credit quality, liquid investments against outstanding obligations, resulting in no net leverage at January 31, 1997.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of January 31, 1997, the Fund had capital loss carryovers of $16,648,019 and $18,629,658 which will expire on January 31, 2003 and January 31, 2004, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

2. TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES

On June 14, 1996, all of the outstanding general and limited partnership interests in the Fund's investment manager, RCM Capital Management, a California Limited Partnership ("Old RCM"), were acquired by RCM Capital Management, L.L.C., ("RCM") a wholly owned subsidiary of Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany. Because the transaction may have constituted an "assignment" of the Fund's management agreement with Old RCM under the Investment Company Act of 1940, and thus a termination of such management agreement, the Fund sought and obtained approval of a new management agreement from the Fund's Board of Directors (on March 15, 1996) and shareholders (on May 28, 1996). The terms of the new management agreement are substantially the same as those of the previous management agreement.

RCM furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation

                          NOTES TO FINANCIAL STATEMENTS


from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a principal, officer or employee of the investment manager or any affiliate thereof an annual fee of $6,000 plus $1,000 for each meeting attended.

3. CAPITAL SHARES

At January 31, 1997, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4. PURCHASES AND SALES OF SECURITIES

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls, and forward commitments for the year ended January 31, 1997 aggregated $47,517,608 and $52,433,662, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the year ended January 31, 1997, aggregated $205,785,181 and $200,264,610, respectively. At January 31, 1997, the aggregate cost of investments for federal income tax purposes was $409,122,373. Gross unrealized appreciation and depreciation of investments aggregated $9,766,235 and $2,593,021, respectively, resulting in net unrealized appreciation of $7,173,214 at January 31, 1997.

5. FINANCIAL HIGHLIGHTS

Supplementary data for a share outstanding are presented for the periods indicated:

                                                                                                      FEBRUARY 24, 1994*
                                                            YEAR ENDED               YEAR ENDED                  THROUGH
PER SHARE OPERATING PERFORMANCE:                      JANUARY 31, 1997         JANUARY 31, 1996       JANUARY 31, 1995**
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.64                 $  10.85                 $  12.50
                                                              --------                 --------                 --------
Net investment income                                             0.94                     0.96                     0.83
Net realized and unrealized gain (loss)                           0.21                     0.72                    (1.71)
                                                              --------                 --------                 --------
Net increase (decrease) in net assets resulting
  from operations                                                 1.15                     1.68                    (0.88)
Distributions:
Net investment income                                            (0.92)                   (0.89)                   (0.75)
Offering costs                                                       -                        -                    (0.02)
                                                              --------                 --------                 --------
Net asset value, end of period                                $  11.87                 $  11.64                 $  10.85
                                                              --------                 --------                 --------
                                                              --------                 --------                 --------
Market price, end of period                                   $ 10.625                 $  10.25                 $  9.625
                                                              --------                 --------                 --------
                                                              --------                 --------                 --------

Total return based on market price                              13.57%                   16.21%                (17.21)%+
Total return based on net asset value                           11.72%                   17.07%                 (6.68)%+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $362,102                 $355,287                 $331,166
Ratio of expenses to average net assets                          1.25%                    1.20%                  1.15%++
Ratio of net investment income to average
  net assets                                                     8.21%                    8.50%                  7.79%++
Portfolio turnover                                                 59%                      96%                    158%+
------------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
**   Audited by prior auditors.
+    Not annualized.
++ Annualized. Ratios include certain ordinary operating expense waivers. Without such waivers, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net
-    assets would have been 7.71%.

                     DIVIDEND REINVESTMENT PLAN (UNAUDITED)


Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, then at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

                          INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.:

We have audited the accompanying statement of assets and liabilities of RCM Strategic Global Government Fund, Inc. (the "Fund"), including the statement of investments in securities and net assets, as of January 31, 1997, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from February 24, 1994 (commencement of operations) to January 31, 1995 presented herein were audited by other auditors whose report dated March 10, 1995, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Strategic Global Government Fund, Inc. as of January 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 20, 1997

                     SHAREHOLDER MEETING RESULTS (UNAUDITED)


The Annual Meeting of Shareholders of RCM Strategic Global Government Fund, Inc. was held on Tuesday, May 28, 1996. The number of shares issued, outstanding and eligible to vote as of record date (May 14, 1996) was 30,515,678. Present were 28,193,570 shares represented by 201 proxies or 92.39% of the eligible voting shares tabulated. The matters voted upon by Shareholders and the resulting votes for each matter are presented below:

1. A new investment management agreement between RCM Capital Management, L.L.C. and the Fund, effective upon the closing date of the transaction involving Dresdner Bank AG and RCM Capital Management, a California Limited Partnership, was approved. The votes were cast: For (27,181,629), Against (369,084), Abstain (638,768), Broker Non-Vote (4,089). A broker non-vote is a proxy received by the Fund from a broker or nominee when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote, nor has the discretionary power to vote on a particular matter.

2. Gary W. Schreyer and James M. Whitaker were re-elected to the Board of Directors for a term to expire in 1999 or until their successors shall be duly elected and qualified. The votes for Gary W. Schreyer were cast: For (27,707,443), Withheld (482,038), Broker Non-Vote (4,089). The votes for James M. Whitaker were cast: For (27,705,932), Withheld (483,549), Broker Non-Vote (4,089).

3. The selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending January 31, 1997 was approved. The votes were cast: For (27,689,789), Against (138,505), Abstain (361,187), Broker Non-Vote (4,089).

                              CORPORATE INFORMATION



DIRECTORS                                  INVESTMENT MANAGER
Gary W. Schreyer, CHAIRMAN                 RCM Capital Management, L.L.C.
William A. Hasler                          Four Embarcadero Center
Francis E. Lundy                           San Francisco, California  94111
James M. Whitaker

AUDIT COMMITTEE                            PORTFOLIO MANAGERS
William A. Hasler                          Eamonn F. Dolan
Francis E. Lundy                           Stephen Kim
James M. Whitaker                          Jack L. Bernard
                                           Mark E. Raaberg

NOMINATING COMMITTEE                       ADMINISTRATOR,CUSTODIAN
Gary W. Schreyer                           AND TRANSFER AGENT
William A. Hasler                          State Street Bank and Trust Company
                                           1776 Heritage Drive
                                           North Quincy, Massachusetts  02171
                                           (800) 426-5523

OFFICERS                                   INDEPENDENT AUDITORS
Richard W. Ingram                          Coopers & Lybrand L.L.P.
  PRESIDENT, CHIEF FINANCIAL OFFICER       One Post Office Square
  AND ASSISTANT TREASURER                  Boston, Massachusetts  02109
John E. Pelletier
  VICE PRESIDENT AND ASSISTANT SECRETARY   COUNSEL
Elizabeth A. Bachman                       Ropes & Gray
  VICE PRESIDENT AND ASSISTANT SECRETARY   One International Place
Caroline M. Hirst                          Boston, Massachusetts  02110-2624
  SECRETARY AND TREASURER



At January 31, 1997, RCM Strategic Global Government Fund, Inc. had 20 employees and approximately 20,000 beneficial holders of its securities.



DESIGNED BY MARK SELFE DESIGN. PRODUCED AND PRINTED BY MERRILL CORPORATION.

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RCM STRATEGIC GLOBAL

GOVERNMENT FUND, INC.



INVESTMENT MANAGER:

RCM CAPITAL MANAGEMENT, L.L.C.
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111